UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 15, 2006
_____________
THE PRINCETON REVIEW, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-32469	22-3727603
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		No.)
2315 Broadway
New York, New York 10024
(Address of principal executive offices)
(212) 874-8282
(Registrant’s telephone number,
including area code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
      On November 15, 2006, The Princeton Review, Inc. (the “Company”) received a Staff Determination notice from The Nasdaq Stock Market stating that the Company’s common stock is subject to delisting because the Company is not in compliance with Nasdaq Marketplace Rule 4310(c)(14), which requires timely filing of periodic reports for continued listing. The letter was issued in accordance with Nasdaq procedures because the Company has not timely filed its Quarterly Report on Form 10-Q for the period ended September 30, 2006 (the “Form 10-Q”). As previously disclosed in a Form 12b-25 filed with the Securities and Exchange Commission on November 9, 2006 and a Form 8-K filed by the Company on October 27, 2006, on October 24, 2006, the Company determined that a restatement of its previously issued financial statements for all periods subsequent to the first quarter of 2004 was necessary in light of the Company’s review of its accounting for embedded derivatives under Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended, related to the Company’s Series B-1 Convertible Redeemable Preferred Stock (“Preferred Stock”). The Company stated in the Form 12b-25 that it needs additional time to restate its financial statements to correct its accounting for the Preferred Stock and to complete the comment and response process with the Securities and Exchange Commission related thereto.
      The Company will appeal the Nasdaq Staff Determination and request a hearing before a Nasdaq Listing Qualifications Panel (the “Panel”) in accordance with the Nasdaq Marketplace Rules. The appeal and hearing request will automatically stay the delisting of the Company’s common stock pending the Panel’s review and determination.
      Until the Panel issues a determination following the hearing, and thereafter during the period of any conditional listing exception granted by the Panel, the Company’s common stock will continue to be listed on The Nasdaq Stock Market. However, there can be no assurance that the determination of the Panel following the hearing will be favorable or that any conditional listing exception will be granted by the Panel.
      On November 20, 2006, the Company issued a related press release announcing its receipt of the Nasdaq Staff Determination and its plans to appeal and request a hearing. The full text of the press release is attached as Exhibit 99.1 to this report and is hereby incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

99.1	Press release dated November 20, 2006.

SIGNATURES
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 20, 2006

THE PRINCETON REVIEW, INC.
By	/s/ Andrew J. Bonanni
	Name:	Andrew J. Bonanni
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press release dated November 20, 2006.